Property and Equipment, Net (Tables)	12 Months Ended
Apr. 30, 2024
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net	Property and equipment, net consist of the following:
	April 30, 2023	April 30, 2024
	JPY	JPY	USD
At cost:
Office equipment	3,223,064	3,559,257	22,593
Total	3,223,064	3,559,257	22,593
Accumulated depreciation	(1,156,051)	(2,239,373)	(14,215)
Property and equipment, net	2,067,013	1,319,884	8,378